                                                                   EXHIBIT 3.1


              NOT VALID UNLESS COUNTERSIGNED BY TRANSFER AGENT
                INCORPORATED UNDER THE LAWS OF THE STATE OF

                               DELAWARE


       NUMBER                                                     SHARES
                             POLITICS.COM
        1505        We put the .com into politics
     ---------                                                  ----------
                                                          CUSIP NO. 73111k 1D 8

       AUTHORIZED COMMON STOCK: 50,000,000 SHARES @ PAR VALUE $.00001


THIS CERTIFIES THAT


                            S P E C I M E N


IS THE RECORD HOLDER OF


                  Shares of POLITICS.COM, INC. Common Stock

transferable on the books of the Corporation in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate is not valid until countersigned by the Transfer Agent and registered by the Registrar.


     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.


Dated:


Politics.com, Inc.
Corporate
Seal

Delaware
* * * * *



---------------------------------             ---------------------------------
                        SECRETARY                                     PRESIDENT

NOTICE: Signature must be guaranteed by a firm which is a member of a registered national stock exchange, or by a bank (other than a saving bank), or a trust company. The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations.


                                                                     UNIF GIFT MIN ACT--            Custodian
            TEN COM -- as tenants in common                                             ---------------------------------
            TEN ENT -- as tenants by the entireties                                       (CUST)                (MINOR)
            JT TEN  -- as joint tenants with right of                                   under Uniform Gifts to Minors Act
                       survivorship and not as tenants
                       in common                                                        ---------------------------------
                                                                                                      State


         Additional abbreviations may also be used though not in the above list

     For Value Received, ________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE

--------------------------------------

-------------------------------------------------------------------------------
 (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE OR ASSIGNEE)

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

------------------------------------------------------------------------ Shares

of the capital stock represented by the within certificate, and do hereby irrevocably constitute and appoint ___________________________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated
      ------------------------------



-------------------------------------------------------------------------------

   NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS
           WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


                              S P E C I M E N